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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 31, 1998
                                                        ------------------------

                               C2i Solutions, Inc.
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               (Exact name of registrant as specified in charter)


        Delaware                     0-23589                33-0775687
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 (State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)             File Number)          Identification No.)


        6138 Nancy Ridge Drive, San Diego, California               92121
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        (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code. (619) 812-5800
                                                           ---------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.


        On December 31, 1998, the Registrant exercised its right, pursuant to the Warrant Agreement, dated February 24, 1998, by and between the Registrant and American Stock Transfer & Trust Company (the "Warrant Agreement"), the warrant agent for the Redeemable Warrants of the Registrant, to reduce the purchase price to be paid upon exercise of its outstanding Redeemable Warrants (the "Purchase Price") from $7.50 to $2.00. Subject to compliance with applicable federal and state securities laws, each of the Registrant's outstanding Redeemable Warrants may be exercised by the registered holder thereof to purchase one share of the Common Stock of the Registrant during the period beginning February 24, 1999 and ending upon the earlier of (i) February 24, 2003, or (ii) the date the outstanding Redeemable Warrants are redeemed by the Registrant.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


        (a)    Financial statements of business acquired.


               Not applicable.


        (b)    Pro forma financial information.


               Not applicable.

        (c)    Exhibits.

  Exhibit
    No.                              Description
  -------                            -----------
    99.1     Press Release of C2i Solutions, Inc. dated December 31, 1998


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        C2i SOLUTIONS, INC.



Date: December 31,  1998                By:     /s/  Diane E. Hessler
                                                --------------------------------
                                                Diane E. Hessler, Vice President
                                                and Chief Financial Officer



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                                  EXHIBIT INDEX


  Exhibit
    No.                              Description
  -------                            -----------
    99.1     Press Release of C2i Solutions, Inc. dated December 31, 1998